Exhibit 10.3

THIRD AMENDMENT TO

EXCLUSIVE LICENSE AGREEMENT

This Third Amendment to the License and Supply Agreement (this “Amendment”) is made as of June 30, 2009 by and among Alphatec Spine, Inc., a Delaware corporation with a principal place of business at 5818 El Camino Real, Carlsbad, California 92008 (“Licensee”), Progressive Spinal Technologies LLC, a limited liability company organized under the laws of the state of Delaware, with an address at 410 East Walnut Street, Suite #8, Perkasie, Pennsylvania 18944 (“Licensor”) and Alphatec Holdings, Inc., a Delaware corporation with a principal place of business at 5818 El Camino Real, Carlsbad, California 92008 (“Holdings”). Capitalized terms undefined herein shall have the meaning ascribed them in the Agreement.

RECITALS

Reference is made to that certain Exclusive License Agreement dated December 18, 2007, as amended, between the parties to this Amendment (the “Agreement”).

The Parties desire to amend the Agreement as set forth herein.

Now, therefore, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties hereto, the Parties hereto agree as follows:

1. AMENDMENTS

1.1 Amendment and Restatement of the First Paragraph of Section 4.1.2. The first paragraph of Section 4.1.2 of the Agreement is hereby deleted and replaced in its entirety with the following language:

“4.1.2 Milestone Payments. Licensee shall pay milestone payments (or in the case of the Common Stock cause the issuance thereof by Holdings) to Licensor (each such payment or issuance a “Milestone Payment”) as specified below no more than thirty (30) days after the occurrence of the corresponding event designated below, unless this Agreement has been terminated prior to such due date; provided that Licensor hereby makes the following assignments, and the Licensee and Holdings approves and acknowledges such assignments: (i) Licensor assigns to [***] the right to receive [***] of the shares of Common Stock to which Licensor is entitled in the event that [***] as described below; (ii) Licensor assigns to [***] the right to receive [***] of the shares of Common Stock to which Licensor is entitled in the event that [***] as described below; and (iii) Licensor assigns to [***], which also does business as [***] the right to receive [***] of the shares of Common Stock to which Licensor is entitled in the event that [***] as described below. In addition, Licensor assigns to each of [***] and [***] Licensor’s right to enforce this Agreement to the extent necessary to obtain the issuance of such shares of Common Stock by Holdings. No Milestone Payments described in this Subsection 4.1.2 shall be credited against or otherwise reduce any other amounts payable hereunder.”

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2. MISCELLANEOUS

In the event of any conflict between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall prevail. Other than as set forth in this Amendment, the remainder of the Agreement shall remain in full force and effect.

[Signatures Follow]

IN WITNESS WHEREOF, the Parties and Holdings have caused this Amendment to be executed by their duly authorized representative.

ALPHATEC SPINE, INC.		PROGRESSIVE SPINAL TECHNOLOGIES LLC

By:	/s/ Dirk Kuyper	By:	/s/ E. Skott Greenhalgh
Name:	Dirk Kuyper	Name:	E. Skott Greenhalgh
Title:	President and CEO	Title:	CEO

ALPHATEC HOLDINGS, INC.

By:	/s/ Dirk Kuyper
Name:	Dirk Kuyper
Title:	President and CEO

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.